  EXHIBIT 99.1

American Resources Corporation Provides Update on Strategic Review for Value Creating Events

Announces plan to spin-off ReElement Technologies subsidiary into a standalone public company

Announces the repurchase of a 7.5% interest of ReElement Technologies making it again as a wholly owned subsidiary

October 27, 2022 | Source: American Resources Corporation

FISHERS, INDIANA / ACCESSWIRE / October 27, 2022 / American Resources Corporation (NASDAQ:AREC) (“American Resources” or the “Company”), a next generation and socially responsible supplier of rare earth and critical elements, carbon and advanced carbon materials to the new infrastructure and electrification marketplace, today announced an update on its strategic review to enhance shareholder value.  Through its previously announced special committee, the Company has 1) announced its plan to file a Form 10 registration statement with the U.S. Securities and Exchange Commission (“SEC”) to spin-off its ReElement Technologies LLC (“ReElement”) division into a standalone public company, and 2) approved and successfully repurchased a 7.5% interest of ReElement making it again a wholly owned subsidiary of American Resources.

Mark Jensen, CEO of American Resources Corporation commented, “We are extremely excited about our progress as a business on a fundamental basis, the milestones we have achieved in producing ultra-high pure and sustainable critical minerals from domestic sources, and the opportunities we have in front of us. Our management, board of directors and special committee concur that there are steps we can take to better unlock shareholder value in the short term, medium term and long term. Upon the ongoing review of our strategic options, we believe our ReElement division holds exemptional value to both our shareholders and our domestic supply chain. Given its execution to date and opportunities ahead, we feel ReElement is at a point to where it can benefit all stakeholders the best as a standalone public company as it continues to vertically integrate a supply chain of domestically-sourced and sustainable critical minerals.  Additionally, and in line with our last strategic update, we had the opportunity to and successfully completed the repurchase of a 7.5% interest in ReElement Technologies. This is a key accomplishment in maximizing that value for our shareholders as we pursue a spin-off and believe it is an accretive use of capital while also aligning well with our share repurchase program.”

ReElement’s goals as a standalone entity are:

•	Ramp up to over 5,000 tons per annum of Lithium from recycled materials and virgin ores;
•	Ramp up to over 2,000 tons per annum of rare earth elements to go into permanent magnets;
•	Continue to deploy our environmentally and socially positive technology both domestically and internationally for rare earth and battery elements purification displacing the toxic method of hydrometallurgical (solvent extraction) process used today in the industry;

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•	Continue to expand internal capabilities both upstream and downstream on the lithium-ion battery recycling industry; and
•	Continue to expand our upstream and downstream partnerships for both rare earth and critical battery elements.

American Resources’ / American Carbon’s goals as a standalone entity are:

•	Continue to expand production from its McCoy Elkhorn complex;
•	Close the tax-exempt bond issuance for its Wyoming County, West Virginia complex and ramp up production of the world’s first fully-integrated complex of mid vol carbon and rare earth / critical battery element concentration production;
•	Further deploy the ReElement electrolysis technology to produce rare earth and critical battery elements concentrates from carbon-based feedstocks to sell to ReElement as additional feedstock for separation and purification;
•	Evaluate other growth initiatives, further leasing of operation / facilities, acquisitions and divestures;
•	Support further development of Novusterra Inc. carbon nanotube / graphene technology as a major stakeholder through synergistic initiatives; and
•	Complete the Company-sponsored SPAC, American Acquisition Opportunity Inc.’s merger and dividend of majority of shares.

American Resources plans to spin-off the majority of ReElement to existing shareholders and plans to file its Form 10 with the SEC in the next 60 days where investors, media and the general public can view information regarding the proposed spin-off. Once filed, the Form 10 filing will be able to be viewed at www.sec.gov as filings under ReElement Technologies LLC. As part of the spin off, the companies will continue to operate under an optimized operating structure utilizing a shared services agreement as well as licensing certain technologies for extraction and concentration of rare earth and critical elements from carbon-based materials. The Form 10 to be filed will be subject to change and will be made final prior to its effective date.

American Resources continues to focus on running efficient streamlined operations in being a new-aged supplier of raw materials to the infrastructure and electrification marketplace in the most sustainable of ways, while also helping the world achieve its goals of carbon neutrality. By operating with low or no legacy costs and having one of the largest and most innovative growth pipelines in the industry, American Resources Corporation works to maximize value for its investors by positioning its large asset base to best fit a new-aged economy, while being able to scale its operations to meet the growth of the markets it serves.

About American Resources Corporation

American Resources Corporation is a next-generation, environmentally and socially responsible supplier of high-quality raw materials to the new infrastructure market. The Company is focused on the extraction and processing of metallurgical carbon, an essential ingredient used in steelmaking, critical and rare earth minerals for the electrification market, and reprocessed metal to be recycled. American Resources has a growing portfolio of operations located in the Central Appalachian basin of eastern Kentucky and southern West Virginia where premium quality metallurgical carbon and rare earth mineral deposits are concentrated.

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American Resources has established a nimble, low-cost business model centered on growth, which provides a significant opportunity to scale its portfolio of assets to meet the growing global infrastructure and electrification markets while also continuing to acquire operations and significantly reduce their legacy industry risks. Its streamlined and efficient operations are able to maximize margins while reducing costs. For more information visit americanresourcescorp.com or connect with the Company on Facebook, Twitter, and LinkedIn.

About ReElement Technologies LLC

ReElement Technologies LLC is redefining how critical and rare earth elements are both sourced and processed while focusing on the recycling of end-of-life products such as rare earth permanent magnets and lithium-ion batteries, as well as coal-based waste streams and byproducts to create a low-cost and environmentally-safe, circular supply chain.  ReElement Technologies has developed its innovative and scalable “Capture-Process-Purify” process chain in conjunction with its licensed intellectual property including 16 patents and technologies and sponsored research partnerships with three leading universities to support the domestic supply chain’s growing demand for magnet and battery metals.  For more information visit reelementtech.com or connect with the Company on Facebook, Twitter, and LinkedIn.

Special Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that could cause the Company’s actual results, performance, or achievements or industry results to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements.  These statements are subject to a number of risks and uncertainties, many of which are beyond American Resources Corporation’s control.  The words “believes”, “may”, “will”, “should”, “would”, “could”, “continue”, “seeks”, “anticipates”, “plans”, “expects”, “intends”, “estimates”, or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.  Any forward-looking statements included in this press release are made only as of the date of this release. The Company does not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances. The Company cannot assure you that the projected results or events will be achieved.

PR Contact

Precision Public Relations

Matt Sheldon

917-280-7329

matt@precisionpr.co

Investor Contact:

JTC Team, LLC

Jenene Thomas

833-475-8247

arec@jtcir.com

RedChip Companies Inc.

Todd McKnight

1-800-RED-CHIP (733-2447)

Info@redchip.com

Company Contact:

Mark LaVerghetta

Vice President of Corporate Finance and Communications

317-855-9926 ext. 0

investor@americanresourcescorp.com

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